UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2013

SAFER SHOT, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-28769	20-2969972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1658 East 5600 South, Salt Lake City, UT	84121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (410) 295-3388

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors;  Appointment of certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2013, the Board of Directors appointed Michael Black President of the Company replacing John Lund, who resigned as President and a director on that date.  Mr. Black has been the Company’s Director, Secretary and Treasurer since February 18, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safer Shot, Inc.

Dated: March 7, 2013	By:	/s/ Michael Black
Name: Michael Black
Title: President

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